LEUTHOLD FUNDS, INC.

             SUPPLEMENT dated June 26, 1997 to the Leuthold Funds, Inc. Statement of Additional Information dated January 31, 1997.

             The Board of Directors of Leuthold Funds, Inc. (the "Corporation") elected Thomas F. Elsen to serve as a Director and Vice President of the Corporation and Elizabeth Page to serve as Secretary upon the resignation of David D. Deming as a Director, Vice President and Secretary, effective as of April 21, 1997. As a result, the section entitled "DIRECTORS AND OFFICERS OF THE CORPORATION" beginning on page 11 of the Corporation's Statement of Additional Information is amended (i) to reflect that Elizabeth Page is Secretary instead of Assistant Secretary and (ii) to add the following biographical information for Mr. Elsen:

             Thomas F. Elsen -- Director and Vice President. Mr. Elsen, 40, has been Managing Director and Chief Operating Officer of Leuthold & Anderson, Inc. (the "Adviser") since March 1, 1997. Prior to joining the Adviser, Mr. Elsen was the sole proprietor of T. Elsen Marketing, a financial services marketing consulting firm, from May, 1991 until February, 1997. Prior to founding
        T. Elsen Marketing, Mr. Elsen was employed by the Trust & Investments department of Norwest Bank, Minnesota, N.A., in Minneapolis as the Marketing Director from December, 1986 until May, 1991. Mr. Elsen graduated from Macalester College with a B.A. in Economics in 1978. His address is c/o Leuthold & Anderson, Inc., 100 North Sixth Street, Suite 700A, Minneapolis, MN 55403.